OPPENHEIMER GLOBAL FUND
                SUPPLEMENT DATED DECEMBER 11, 1997 TO THE
                    PROSPECTUS DATED JANUARY 7, 1997


The Prospectus is changed as follows:

1. This supplement replaces the Fund's prospectus supplement dated May 1, 1997.

2. The first footnote under the "Shareholder Transaction Expenses" table on page 3 is revised to read as follows:

      (1) If you invest $1 million or more ($500,000 or more for purchases by "Retirement Plans", as defined in " Buying Class A Shares - Class A Contingent Deferred Sales Charge" on page 29) in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 12 calendar months (18 months for shares purchased prior to May 1, 1997) from the end of the calendar month during which you purchased those shares. See "How to Buy Shares - Buying Class A Shares", below.

3. The first paragraph in "Fees and Expenses" under "The Manager and Its Affiliates" on page 20 is deleted and replaced with the following:

            o FEES AND EXPENSES. Under the investment advisory agreement dated February 20, 1997, as amended per a resolution of the Board of Trustees dated December 11, 1997 to reduce the fee on assets in excess of $6.0 billion (the "Investment Advisory Agreement"), the Fund pays the Manager a monthly fee at the following annual rates, which decline on additional assets as the Fund grows: 0.80% of the first $250 million of average annual net assets; 0.77% of the next $250 million; 0.75% of the next $500 million; 0.69% of the next $1.0 billion; 0.67% of the next $1.5 billion; 0.65% of the next $2.5 billion; and 0.63% of average annual net assets in excess of $6.0 billion. The Fund's management fee for its fiscal year ended September 30, 1996 was 0.71% of average annual net asset for both its Class A and Class B shares and 0.71% of average annual net assets (annualized) for Class C shares.

4. In "Class A Shares" under "Classes of Shares" on page 25, the second sentence is replaced by the following: "If you purchase Class A shares as part of an investment of at least $1 million ($500,000 for Retirement Plans) in shares of one or more Oppenheimer funds, you

                                 -1-                      (CONTINUED)
will not pay an initial sales charge, but if you sell any of those shares within 12 months of buying them (18 months if the shares were purchased prior to May 1, 1997), you may pay a contingent deferred sales charge."

5. The following is added to "Which Class of Shares Should You Choose? - How Does it Affect Payments To My Broker?" on page 27: "The Distributor may pay additional periodic compensation from its own resources to securities dealers or financial institutions based upon the value of shares of the Fund owned by the dealer or financial institution for its own account or for its customers."

6. In the second paragraph of "Buying Class A Shares - Class A Contingent Deferred Sales Charge" on page 30 the first sentence is replaced by the following:

            The Distributor pays dealers of record commission on those purchases in an amount equal to (i) 1.0% for non-Retirement Plan accounts, and (ii) for Retirement Plan accounts, 1.0% of the first $2.5 million, plus 0.50% of the next
      $2.5 million, plus 0.25%
      of purchases over $5 million, calculated on a calendar year basis.

7. In the third paragraph of "Buying Class A Shares - Class A Contingent Deferred Sales Charge" on page 30, the first sentence is replaced by the following:

      If you redeem any of those shares purchased prior to May 1, 1997, within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. A Class A contingent deferred sales charge may be deducted from the redemption proceeds of any of those shares purchased on or after May 1, 1997 that are redeemed within 12 months of the end of the calendar month of their purchase.

8. The third sentence of the second paragraph of "Reduced Sales Charges for Class A Share Purchases - Right of Accumulation" on page 31 is replaced by the following: "The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies."

9. The third sub-paragraph in "Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions" on page 33 is replaced by the following:


                                 -2-                      (CONTINUED)

            o if, at the time of purchase of shares (prior to May 1, 1997) the dealer agreed in writing to accept the dealer's portion of the sales commission in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase);

            o if, at the time of purchase of shares (on or after May 1, 1997) the dealer agrees in writing to accept the dealer's portion of the sales commission in installments of 1/12th of the commission per month (and no further commission will be payable if the shares are redeemed within 12 months of purchase);

10. The following subparagraphs are added at the end of "Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions" on page 34:

            o for distributions from Retirement Plans having 500 or more eligible participants, except distributions due to termination of all of the Oppenheimer funds as an investment option under the Plan; and

            o for distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.

11. The following sentence is added to the end of the fifth paragraph in "Distribution and Service Plans for Class B and Class C Shares" on page 36:

      If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B service fee and the asset-based sales charge to the dealer quarterly in lieu of paying the sales commission and service fee advance at the time of purchase.

12. The following is added as a new penultimate sentence to the sixth paragraph of "Distribution and Service Plans for Class B and Class C shares" on page 36:

      If a dealer has a special agreement with the Distributor, the Distributor shall pay the Class C service fee and asset-based sales charge to the dealer quarterly in lieu of paying the sales commission and service fee advance at the time of purchase.

13. The introductory phrase in the sixth sub-paragraph of "Waivers for Redemptions in Certain Cases" in "Waivers of Class B and Class C Sales Charges" on page 37 is replaced with the following and a new sub-section (6) is added as follows:

                                 -3-                      (CONTINUED)

            o  distributions  from  OppenheimerFunds   prototype  401(k)
      plans and from
      certain Massachusetts Mutual Life Insurance Company prototype 401(k) plans . . . or
      (6) for loans to participants or beneficiaries.

14. The following sub-paragraph is added at the end of "Waivers for Redemptions in Certain Cases" in"Waivers of Class B and Class C Sales Charges" on page
37:

            o Distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.

15. The section captioned "Special Investor Services" on page 38 is revised by adding the following after the sub-section captioned "PhoneLink":

      SHAREHOLDER TRANSACTIONS BY FAX. Beginning May 30, 1997, requests for certain account transactions may be sent to the Transfer Agent by fax (telecopier). Please call 1-800-525-7048 for information about which transactions are included. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.






December 11, 1997                                             PS0330.019


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